UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

INFINITY, INC.

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation or organization)	0-17204 (Commission File Number)	84-1070066 (I.R.S. Employer Identification Number)

950 Seventeenth Street, Suite 800 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 932-7800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Conditions.

     On May 11, 2005, Infinity, Inc. (“Infinity”) issued a press release announcing its financial results for the quarter ended March 31, 2005 and providing an update of its operations. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K pertaining to Infinity’s financial results, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 99.1     Release, dated May 11, 2005

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 12, 2005

Infinity, Inc.
By:	/s/ James A. Tuell
James A. Tuell
Executive Vice President

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 11, 2005

4